UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

Sensei Biotherapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39980	83-1863385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1405 Research Blvd, Suite 125 Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 243-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	SNSE	The Nasdaq Stock Market LLC
Series A Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report is incorporated into this Item 1.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On March 5, 2024, Sensei Biotherapeutics, Inc. (the “Company”) and Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company, LLC) (the “Rights Agent”) entered into the Second Amendment to Stockholder Rights Agreement (the “Second Amendment”), amending the Stockholder Rights Agreement, dated as of March 7, 2023, as previously amended by the Amendment to Stockholder Rights Agreement, dated as of June 23, 2023, between the Company and the Rights Agent (the “Rights Agreement”).

The Second Amendment changes the final expiration date of the Rights (as defined in the Rights Agreement) from 5:00 p.m., New York City time on March 7, 2024 to 5:00 p.m., New York City time on March 7, 2025. The Rights may still be earlier redeemed, exchanged or terminated in accordance with the terms of the Rights Agreement. The Second Amendment also eliminates terms providing that, for purposes of the Rights Agreement, a person is deemed to beneficially own shares of the Company held by any other person with which such person is “acting in concert” (as previously defined in the Rights Agreement).

This description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Stockholder Rights Agreement, dated as of March 7, 2023, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (which includes the form of Right Certificate as Exhibit B thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filled with the Securities and Exchange Commission on March 7, 2023, File No. 001-39980).

4.2	Amendment to Stockholder Rights Agreement, dated as of June 23, 2023, by and between Sensei Biotherapeutics, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 23, 2023, File No. 001-39980).

4.3	Second Amendment to Stockholder Rights Agreement, dated as of March 5, 2024, by and between Sensei Biotherapeutics, Inc. and Equiniti Trust Company, LLC, as rights agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sensei Biotherapeutics, Inc.

Date March 5, 2024	/s/ Christopher W. Gerry
Christopher W. Gerry
General Counsel and Secretary

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